UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 20, 2020

AutoZone, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street, Memphis, Tennessee 38103

(Address of Principal Executive Offices) (Zip Code)

(901) 495-6500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On or about October 26, 2020, AutoZone, Inc. (the “Company”) mailed a definitive proxy statement (the “Proxy Statement”) to its stockholders describing the matters to be voted on at the Company’s annual meeting of stockholders to be held on December 16, 2020 (the “2020 Annual Meeting”), including the approval of the AutoZone, Inc. 2020 Omnibus Incentive Award Plan (the “Plan”), which is attached as Appendix A to the Proxy Statement. On November 20, 2020, the Board of Directors of the Company approved an amendment to the Plan (collectively, the “Plan Amendment”) to (i) reduce the Share Limit (as defined in the Plan) under the terms of the Plan from 1,400,000 to 1,200,000, and (ii) adjust the computation of the Share Limit under the Plan, whereby awards granted under the Amended and Restated AutoZone, Inc. 2011 Equity Incentive Award Plan between October 19, 2020 and the date that the Plan is approved by the Company’s stockholders shall reduce the Share Limit, as provided for the award type therein. On November 20, 2020, the Company filed supplemental proxy materials with the Securities and Exchange Commission (the “SEC”) to provide stockholders information about the Plan Amendment, to amend and restate the “Share Overhang and Availability Table” that is included in the Proxy Statement to provide supplemental disclosure and provide additional information regarding virtual meeting attendance and participation. The Plan, as amended, will be presented for stockholder approval at the 2020 Annual Meeting.

Additional information about the Plan, as well as the Company’s other proposals submitted to the Company’s stockholders for approval, can be found in the Proxy Statement, filed with the SEC on October 26, 2020, which is available on the Company’s website at Investors.AutoZone.com, and on the SEC’s website at www.sec.gov, and can be obtained at no charge on these websites.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2020
AUTOZONE, INC.

	By:	/s/ Kristen C. Wright
	Name:	Kristen C. Wright
	Title:	Senior Vice President, General Counsel and Secretary